UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 14, 2012
Date of Report (Date of earliest event reported)

PLURES TECHNOLOGIES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	1-12312	95-3880130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5297 Parkside Drive
Canandaigua, NY 14424
(Address of principal executive offices) (Zip Code)

(585) 905-0554
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant's Certifying Accountant

(A) PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2012 BDO USA, LLP (“BDO”), the Registrant’s independent registered accountants, were dismissed.  The decision to change accountants was approved by the board of directors.

During the two most recent fiscal years and any subsequent interim periods through December 14, 2012 (date of dismissal) there were no: (1) disagreements between the Registrant and BDO, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO, would have caused them to make reference to the subject matter of the disagreement in connection with their report, or (2) reportable events.

None of the reports of BDO, on the financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting, except as follows:

BDO’s report on the financial statements of the Registrant’s predecessor  as of and for the year ended April 3, 2011 , contained a separate paragraph stating that “the Company has suffered recurring losses from operations and at April 3, 2011 has deficiencies in working capital and equity that raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

A confirmatory letter from BDO is attached as an Exhibit to this Form 8-K.

(B) NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2012 the Registrant’s board of directors approved the engagement of Moody, Famiglietti and Andronico, LLP  (“MFA”) as its principal accountants succeeding BDO. During our two most recent fiscal years and subsequent interim period, the Registrant has not consulted with MFA regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements, nor did MFA provide advice to the Registrant, either written or oral, that was a factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

Further, during the two most recent fiscal years and the subsequent interim period, the Registrant has not consulted MFA on any matter.

Item 9.01     Financial Statements and Exhibits

16.  Letter of BDO USA, LLP relating to the change in principal accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date December 20, 2012	Plures Technologies, Inc.

By: /s/ David R. Smith
David R. Smith
CEO